Exhibit 10.5

SIXTEENTH AMENDMENT TO LEASE
THIS SIXTEENTH AMENDMENT TO LEASE (this “Sixteenth Amendment”) is entered into as of this 30th day of June, 2015 (the “Execution Date”), by and between BMR-LANDMARK AT EASTVIEW LLC, a Delaware limited liability company (“Landlord”), and REGENERON PHARMACEUTICALS, INC., a New York corporation (“Tenant”).
RECITALS
A.WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of December 21, 2006, as amended by that certain First Amendment to Lease dated as of October 24, 2007, that certain Second Amendment to Lease dated as of September 30, 2008 (the “Second Amendment”), that certain Third Amendment to Lease dated as of April 29, 2009, that certain Fourth Amendment to Lease dated as of December 3, 2009, that certain Fifth Amendment to Lease dated as of February 11, 2010, that certain Sixth Amendment to Lease dated as of June 4, 2010, that certain Seventh Amendment to Lease dated as of December 22, 2010, that certain Eighth Amendment to Lease dated as of August 1, 2011, that certain Ninth Amendment to Lease dated as of September 30, 2011, that certain Tenth Amendment to Lease dated as of October 25, 2012 (the “Tenth Amendment”), that certain Eleventh Amendment to Lease dated as of April 3, 2013 (the “Eleventh Amendment”), that certain Twelfth Amendment to Lease dated as of May 31, 2013, that certain Thirteenth Amendment to Lease dated as of May 31, 2013 (the “Thirteenth Amendment”), that certain Fourteenth Amendment to Lease dated as of October 25, 2013 and that certain Fifteenth Amendment to Lease dated as of June 12, 2014 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 735, 745, 755, 765 and 777 Old Saw Mill River Road in Tarrytown, New York (collectively, the “Buildings” and each, a “Building”);
B.WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, approximately seventy-eight thousand four hundred fourteen (78,414) square feet of Rentable Area located in the building located at 767 Old Saw Mill River Road in Tarrytown, New York (the “767 Building”), as depicted on Exhibit A attached hereto (the “767 Premises”);
C.WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, approximately seven thousand four hundred nine (7,409) square feet of additional Rentable Area located on the 01-Level of the 777 Building, as depicted on Exhibit B attached hereto (the “777-01 North ROFO Premises”);
D.WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, approximately ten thousand four hundred eighty-six (10,486) square feet of additional Rentable Area located on the 02-Level of the 777 Building, as depicted on Exhibit C attached hereto (the “777-02 North ROFO Premises”);

BioMed Realty form dated 2/26/14

E.WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, approximately sixteen thousand eight hundred sixty-three (16,863) square feet of additional Rentable Area located on the C-Level of the 777 Building, as depicted on Exhibit D attached hereto (the “777 C-Level 777C04 Premises”);
F.WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, approximately three thousand thirty-three (3,033) square feet of additional Rentable Area located on the 01-Level of the 777 Building, as depicted on Exhibit E attached hereto (the “777-01 Northeast ROFO Premises”);
G.WHEREAS, Tenant desires to surrender approximately eight thousand nine hundred eighty-one (8,981) square feet of Rentable Area located on the G-Level of the 777 Building, as depicted on Exhibit F attached hereto (the “777-G03 Surrender Premises”);
H.WHEREAS, Tenant desires to surrender a portion of the 777 North Spine Level Premises (as defined in the Thirteenth Amendment) consisting of approximately five thousand eighty-one (5,081) square feet of Rentable Area located on the S-Level of the 777 Building, as depicted on Exhibit G attached hereto (the “777-SL1 Surrender Premises”);
I.WHEREAS, one of Landlord’s tenants currently leases and occupies the 777-01 Northeast ROFO Premises (“Vacating Tenant”);
J.WHEREAS, concurrently herewith, Landlord and Tenant have entered into that certain First Amendment to Mt. Pleasant Lease (the “Mt. Pleasant First Amendment”) dated as of the Execution Date, which amends the Mt. Pleasant Lease (as defined in Section 2.2(a)); and
K.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Definitions.
1.1.    For purposes of this Sixteenth Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Sixteenth Amendment, is referred to collectively herein as the “Lease.”
1.2.    From and after the Execution Date, the 767 Building shall be considered a “Building” and one of the “Buildings,” as such terms are defined in the Lease.
1.3.    The “16th Amendment 777 Expansion Premises” means collectively, the 777-01 North ROFO Premises, the 777-02 North ROFO Premises, the 777 C-Level 777C04 Premises and the 777-01 Northeast ROFO Premises.

2.Surrender Premises.
2.1.    777-G03 Surrender Premises.
(a)    Tenant shall surrender the 777-G03 Surrender Premises to Landlord in broom clean condition and in the condition required by the Lease for, and in accordance with the terms of the Lease with respect to, surrendering Premises, including, Section 19.2 of the Lease (collectively, the “Surrender Requirements”) on or before 11:59 p.m. Eastern time on the day that is sixty (60) days after the 777 C-Level 777C04 Commencement Date (as defined below) (the “777-G03 Surrender Date”). The Term with respect to the 777-G03 Surrender Premises only shall expire on the 777-G03 Surrender Date. If Tenant does not so surrender the 777-G03 Surrender Premises to Landlord in accordance with the Surrender Requirements on or before the 777-G03 Surrender Date, the 777-G03 Surrender Premises shall be considered a Holdover Premises, subject to the terms and conditions of the Lease.
(b)    On the day immediately following the later of (i) the 777-G03 Surrender Date and (ii) the day (the “777-G03 Surrender Effective Date”) that Tenant actually surrenders the 777-G03 Surrender Premises to Landlord in accordance with the Surrender Requirements, the Lease shall terminate with respect to only the 777-G03 Surrender Premises, and from and after such date, (A) the Lease shall thereafter be of no further force or effect with respect to the 777-G03 Surrender Premises only, except for those provisions that expressly survive the expiration or termination (earlier or otherwise) thereof and Landlord’s rights to any unpaid balance of Tenant, (B) the term “Premises” as used in the Lease shall no longer include the 777-G03 Surrender Premises and (C) Tenant’s Pro Rata Share shall be adjusted accordingly. The Lease shall continue in full force and effect with respect to the remainder of the Premises.
2.2.    777-SL1 Surrender Premises.
(a)    Tenant shall surrender the 777-SL1 Surrender Premises to Landlord in broom clean condition and in the condition required by the Lease for, and in accordance with the Surrender Requirements on or before 11:59 p.m. Eastern time on the date (the “777-SL1 Surrender Date”) that is five (5) business days after Tenant occupies Building 8 (or any portion thereof) pursuant to that certain Mt. Pleasant Lease dated as of April 3, 2013 (as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Mt. Pleasant Lease”) for the conduct of its business in accordance with the Permitted Use. Tenant shall not have any obligation to demise the 777-SL1 Surrender Premises from any adjacent premises nor to remove any improvements from the 777-SL1 Surrender Premises. The Term with respect to the 777-SL1 Surrender Premises only shall expire on the 777-SL1 Surrender Date. If Tenant does not so surrender the 777-SL1 Surrender Premises to Landlord in accordance with the Surrender Requirements on or before the 777-SL1 Surrender Date, Tenant shall become a tenant at sufferance (with respect to the 777-SL1 Surrender Premises) subject to the terms and conditions of the Lease.
(b)    On the day immediately following the later of (i) the 777-SL1 Surrender Date and (ii) the day (the “777-SL1 Surrender Effective Date”) that Tenant actually surrenders the 777-SL1 Surrender Premises to Landlord in accordance with the Surrender Requirements, the Lease shall terminate with respect to only the 777-SL1 Surrender Premises, and from and after such date,

(A) the Lease shall thereafter be of no further force or effect with respect to the 777-SL1 Surrender Premises only, except for those provisions that expressly survive the expiration or termination (earlier or otherwise) thereof and Landlord’s rights to any unpaid balance of Tenant, (B) the term “Premises” as used in the Lease shall no longer include the 777-SL1 Surrender Premises and (C) Tenant’s Pro Rata Share shall be adjusted accordingly. The Lease shall continue in full force and effect with respect to the remainder of the Premises.
(c)    Promptly following the 777-SL1 Surrender Effective Date, Landlord shall commence work required to install a demising wall in the location described on the diagram attached as Exhibit M hereto and shall diligently pursue such work until completion. Such demising wall shall contain a door. In installing such demising wall, Landlord shall reasonably cooperate with Tenant so as to cause as little interference to Tenant as is reasonably possible; provided, however, that in no event shall Landlord’s installation of such demising wall (i) cause Tenant’s rent to abate under the Lease or (ii) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant. Landlord shall reasonably coordinate such work with Tenant, which shall include providing Tenant the opportunity to review and comment on the plans and specifications for such work, but only to the extent such work affects the portion of the 777 North Spine Level Premises that Tenant will continue to lease after the 777-SL1 Surrender Effective Date.
3.Additional Premises.
3.1.    767 Premises.
(d)    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 767 Premises as of the Execution Date (the “767 Commencement Date”). From and after the 767 Commencement Date, the term “Premises,” as defined in the Lease, shall include the 767 Premises. The Term with respect to the 767 Premises shall expire on the Extension Premises Term Expiration Date (as such date may be extended pursuant to Section 4.2 of the Eleventh Amendment), subject to extension or earlier termination of the Lease with respect to the 767 Premises as provided therein. Tenant shall execute and deliver to Landlord written acknowledgement of the actual 767 Commencement Date within ten (10) days after Tenant takes possession of the 767 Premises, in the form attached as Exhibit H hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 767 Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the 767 Commencement Date.
3.2.    777-01 North ROFO Premises.
(a)    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 777-01 North ROFO Premises as of the date (the “777-01 North ROFO Commencement Date”) that Landlord tenders possession of the 777-01 North ROFO Premises to Tenant in compliance with the terms of the Lease and with the 777-01 North ROFO Initial Landlord Work (as defined in Section 10.1) substantially complete in accordance with the terms of this Sixteenth Amendment. From and after the 777-01 North ROFO Commencement Date, the term “Premises” shall include the 777-01 North ROFO Premises. To the extent possession is delayed because of a Tenant Delay, then the

777-01 North ROFO Commencement Date shall be the date that the 777-01 North ROFO Commencement Date would have occurred but for such delay. The Term with respect to the 777-01 North ROFO Premises shall expire on the Expiration Premises Term Expiration Date, subject to extension or earlier termination of the Lease as provided therein. Tenant shall execute and deliver to Landlord written acknowledgement of the actual 777-01 North ROFO Commencement Date within ten (10) days after Tenant takes possession of the 777-01 North ROFO Premises, in the form attached as Exhibit H hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 777-01 North ROFO Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the 777-01 North ROFO Commencement Date.
(b)    Landlord shall use commercially reasonable efforts to tender possession of the 777-01 North ROFO Premises to Tenant on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-01 North ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-01 North ROFO Premises, the “777-01 North ROFO Single Abatement Date”) that is one hundred eighty (180) days after the Execution Date. If the 777-01 North ROFO Commencement Date has not occurred on or before the 777-01 North ROFO Single Abatement Date for any reason, then the Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Notwithstanding the foregoing, in the event that the 777-01 North ROFO Commencement Date has not occurred on or before the 777-01 North ROFO Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777-01 North ROFO Premises, as set forth in Section 4.2, will be postponed by one (1) day for each day after the 777-01 North ROFO Single Abatement Date until the day immediately preceding the 777-01 North ROFO Commencement Date. In addition, in the event that the 777-01 North ROFO Commencement Date has not occurred on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-01 North ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-01 North ROFO Premises, the “777-01 North ROFO Double Abatement Date”) that is thirty (30) days after the 777-01 North ROFO Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777-01 North ROFO Premises, as set forth in Section 4.2, will be postponed by one (1) additional day for each day after the 777-01 North ROFO Double Abatement Date until the day immediately preceding the 777-01 North ROFO Commencement Date. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 777-01 North ROFO Initial Landlord Work, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
3.3.    777-02 North ROFO Premises.
(a)    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 777-02 North ROFO Premises as of the date (the “777-02 North ROFO Commencement Date”) that Landlord tenders possession of the 777-02 North ROFO Premises to Tenant in compliance with the terms of the Lease and with the 777-02 North ROFO Initial Landlord Work (as defined in Section

10.1) substantially complete in accordance with the terms of this Sixteenth Amendment. From and after the 777-02 North ROFO Commencement Date, the term “Premises” shall include the 777-02 North ROFO Premises. To the extent possession is delayed because of a Tenant Delay, then the 777-02 North ROFO Commencement Date shall be the date that the 777-02 North ROFO Commencement Date would have occurred but for such delay. The Term with respect to the 777-02 North ROFO Premises shall expire on the Expiration Premises Term Expiration Date, subject to extension or earlier termination of the Lease as provided therein. Tenant shall execute and deliver to Landlord written acknowledgement of the actual 777-02 North ROFO Commencement Date within ten (10) days after Tenant takes possession of the 777-02 North ROFO Premises, in the form attached as Exhibit H hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 777-02 North ROFO Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the 777-02 North ROFO Commencement Date.
(b)    Landlord shall use commercially reasonable efforts to tender possession of the 777-02 North ROFO Premises to Tenant on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-02 North ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-02 North ROFO Premises, the “777-02 North ROFO Single Abatement Date”) that is two hundred ten (210) days after the later of (i) the 777-G03 Surrender Date and (ii) the 777-G03 Surrender Effective Date. If the 777-02 North ROFO Commencement Date has not occurred on or before the 777-02 North ROFO Single Abatement Date for any reason, then the Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Notwithstanding the foregoing, in the event that the 777-02 North ROFO Commencement Date has not occurred on or before the 777-02 North ROFO Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777-02 North ROFO Premises, as set forth in Section 4.3, will be postponed by one (1) day for each day after the 777-02 North ROFO Single Abatement Date until the day immediately preceding the 777-02 North ROFO Commencement Date. In addition, in the event that the 777-02 North ROFO Commencement Date has not occurred on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-02 North ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-02 North ROFO Premises, the “777-02 North ROFO Double Abatement Date”) that is thirty (30) days after the 777-02 North ROFO Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777-02 North ROFO Premises, as set forth in Section 4.3, will be postponed by one (1) additional day for each day after the 777-02 North ROFO Double Abatement Date until the day immediately preceding the 777-02 North ROFO Commencement Date. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 777-02 North ROFO Initial Landlord Work, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
(c)    In the event Tenant has not surrendered the 777-G03 Surrender Premises to Landlord in accordance with the Surrender Requirements on or before the date that is five (5) months after the 777 C-Level 777C04 Commencement Date, Landlord shall no longer have any obligation to deliver the 777-02 North ROFO Premises to Tenant or complete the 777-02 North ROFO Landlord Work, and the Lease with respect only to the 777-02 North ROFO Premises shall be null and void and of no force or effect.
3.4.    777 C-Level 777C04 Premises.
(a)    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 777 C-Level 777C04 Premises as of the date (the “777 C-Level 777C04 Commencement Date”) that Landlord tenders possession of the 777 C-Level 777C04 Premises to Tenant in compliance with the terms of the Lease and with the 777 C-Level 777C04 Landlord Work (as defined in Section 10.2) substantially complete in accordance with the terms of this Sixteenth Amendment. From and after the 777 C-Level 777C04 Commencement Date, the term “Premises” shall include the 777 C-Level 777C04 Premises. To the extent possession is delayed because of a Tenant Delay, then the 777 C-Level 777C04 Commencement Date shall be the date that the 777 C-Level 777C04 Commencement Date would have occurred but for such delay. The Term with respect to the 777 C-Level 777C04 Premises shall expire on the Expiration Premises Term Expiration Date, subject to extension or earlier termination of the Lease as provided therein. Tenant shall execute and deliver to Landlord written acknowledgement of the actual 777 C-Level 777C04 Commencement Date within ten (10) days after Tenant takes possession of the 777 C-Level 777C04 Premises, in the form attached as Exhibit H hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 777 C-Level 777C04 Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the 777 C-Level 777C04 Commencement Date.
(b)    Landlord shall use commercially reasonable efforts to tender possession of the 777 C-Level 777C04 Premises to Tenant on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777 C-Level 777C04 Landlord Work or Landlord’s tender of possession of the 777 C-Level 777C04 Premises, the “777 C-Level 777C04 Single Abatement Date”) that is one hundred twenty (120) days after the Execution Date. If the 777 C-Level 777C04 Commencement Date has not occurred on or before the 777 C-Level 777C04 Single Abatement Date for any reason, then the Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Notwithstanding the foregoing, in the event that the 777 C-Level 777C04 Commencement Date has not occurred on or before the 777 C-Level 777C04 Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777 C-Level 777C04 Premises, as set forth in Section 4.4, will be postponed by one (1) day for each day after the 777 C-Level 777C04 Single Abatement Date until the day immediately preceding the 777 C-Level 777C04 Commencement Date. In addition, in the event that the 777 C-Level 777C04 Commencement Date has not occurred on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777 C-Level 777C04 Landlord Work or Landlord’s tender of possession of the 777 C-Level 777C04 Premises, the “777 C-Level 777C04

Double Abatement Date”) that is thirty (30) days after the 777 C-Level 777C04 Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777 C-Level 777C04 Premises, as set forth in Section 4.4, will be postponed by one (1) additional day for each day after the 777 C-Level 777C04 Double Abatement Date until the day immediately preceding the 777 C-Level 777C04 Commencement Date. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 777 C-Level 777C04 Landlord Work, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
3.5.    777-01 Northeast ROFO Premises.
(a)    Conditional upon Vacating Tenant surrendering and vacating the 777-01 Northeast ROFO Premises to Landlord in accordance with Vacating Tenant’s lease with Landlord, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 777-01 Northeast ROFO Premises as of the date (the “777-01 Northeast ROFO Commencement Date”) that Landlord tenders possession of the 777-01 Northeast ROFO Premises to Tenant in compliance with the terms of the Lease and with the 777-01 Northeast ROFO Initial Landlord Work (as defined in Section 10.1 and subject to Section 10.1(c)(iii)) substantially complete in accordance with the terms of this Sixteenth Amendment. From and after the 777-01 Northeast ROFO Commencement Date, the term “Premises” shall include the 777-01 Northeast ROFO Premises. To the extent possession is delayed because of a Tenant Delay, then the 777-01 Northeast ROFO Commencement Date shall be the date that the 777-01 Northeast ROFO Commencement Date would have occurred but for such delay. The Term with respect to the 777-01 Northeast ROFO Premises shall expire on the Expiration Premises Term Expiration Date, subject to extension or earlier termination of the Lease as provided therein. Tenant shall execute and deliver to Landlord written acknowledgement of the actual 777-01 Northeast ROFO Commencement Date within ten (10) days after Tenant takes possession of the 777-01 Northeast ROFO Premises, in the form attached as Exhibit H hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 777-01 Northeast ROFO Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the 777-01 Northeast ROFO Commencement Date.
(b)    Landlord shall use commercially reasonable efforts to tender possession of the 777-01 Northeast ROFO Premises to Tenant on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-01 Northeast ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-01 Northeast ROFO Premises, the “777-01 Northeast ROFO Single Abatement Date”) that is thirty (30) days after the date that Vacating Tenant surrenders and vacates the 777-01 Northeast ROFO Premises to Landlord in accordance with Vacating Tenant’s lease with Landlord. If the 777-01 Northeast ROFO Commencement Date has not occurred on or before the 777-01 Northeast ROFO Single Abatement Date for any reason, then the Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Notwithstanding the foregoing, in the event that the 777-01 Northeast ROFO Commencement Date has not occurred on or before the 777-01

Northeast ROFO Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777-01 Northeast ROFO Premises, as set forth in Section 4.5, will be postponed by one (1) day for each day after the 777-01 Northeast ROFO Single Abatement Date until the day immediately preceding the 777-01 Northeast ROFO Commencement Date. In addition, in the event that the 777-01 Northeast ROFO Commencement Date has not occurred on or before the date (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-01 Northeast ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-01 Northeast ROFO Premises, the “777-01 Northeast ROFO Double Abatement Date”) that is thirty (30) days after the 777-01 Northeast ROFO Single Abatement Date, then Tenant’s obligation to commence paying Basic Annual Rent for the 777-01 Northeast ROFO Premises, as set forth in Section 4.5, will be postponed by one (1) additional day for each day after the 777-01 Northeast ROFO Double Abatement Date until the day immediately preceding the 777-01 Northeast ROFO Commencement Date. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 777-01 Northeast ROFO Initial Landlord Work, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
(c)    In the event the 777-01 Northeast ROFO Commencement Date has not occurred by March 1, 2017 (as such date shall be extended on a day-for-day basis as a result of any Tenant Delay and any Force Majeure that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of the 777-01 Northeast ROFO Initial Landlord Work or Landlord’s tender of possession of the 777-01 Northeast ROFO Premises, the “777-01 Northeast ROFO Outside Date”), Tenant may provide written notice to Landlord (no later than fifteen (15) days after the 777-01 Northeast ROFO Outside Date) of its intent to terminate the Lease with respect to the 777-01 Northeast ROFO Premises only. Upon Landlord’s receipt of such notice, Landlord shall have fifteen (15) days (the “777-01 Northeast ROFO Cure Period”) to tender possession of the 777-01 Northeast ROFO Premises to Tenant. If, prior to the expiration of the 777-01 Northeast ROFO Cure Period, Landlord has tendered possession of the 777-01 Northeast ROFO Premises to Tenant with the 777-01 Northeast ROFO Initial Landlord Work substantially complete in accordance with the terms of this Sixteenth Amendment (subject to Section 10.1(c)(iii)), then such termination notice shall be null and void and of no further force or effect and the Lease with respect to the 777-01 Northeast ROFO Premises shall continue in full force and effect. If, prior to the expiration of the 777-01 Northeast ROFO Cure Period, Landlord has not tendered possession of the 777-01 Northeast ROFO Premises to Tenant with the 777-01 Northeast ROFO Initial Landlord Work substantially complete in accordance with the terms of this Sixteenth Amendment (subject to Section 10.1(c)(iii)), then the Lease with respect to the 777-01 Northeast ROFO Premises only shall terminate upon the expiration of the 777-01 Northeast ROFO Cure Period, except for those provisions that expressly survive the expiration or earlier termination thereof.
4.Rent.
4.1.    767 Premises. Commencing as of the date that is the earlier of the day that (a) is twenty-three (23) months after the 767 Commencement Date and (b) Tenant occupies the 767 Premises for the conduct of its business in accordance with the Permitted Use (the “767 Rent

Commencement Date”) and continuing through the Term with respect to the 767 Premises, Tenant shall pay to Landlord Basic Annual Rent for the 767 Premises at an initial rate equal to Fourteen and 25/100 Dollars ($14.25) per square foot of Rentable Area of the 767 Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 767 Premises shall increase annually on each annual anniversary of the 767 Rent Commencement Date by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 767 Premises. In addition to Basic Annual Rent, commencing on the date (the “767 Operating Expense Commencement Date”) that is the earlier of (y) the date that Tenant occupies the 767 Premises for the conduct of its business in accordance with the Permitted Use and (z) twelve (12) months after the 767 Commencement Date, Tenant shall pay to Landlord as Additional Rent, at times specified in the Lease, Tenant’s Pro Rata Share of Operating Expenses with respect to the 767 Premises. For the avoidance of doubt, the 767 Premises shall be treated as Retained Premises for the purposes of allocation of the CAM Pool Charges; provided that, HVAC charges for the 767 Premises shall be determined in accordance with Article 49 of the Lease. Notwithstanding the foregoing, from and after the 767 Commencement Date until the 767 Operating Expense Commencement Date, Tenant shall be responsible for (and shall pay to Landlord within thirty (30) days after demand as Additional Rent) all charges, together with any fees, surcharges and taxes thereon in connection with any and all Utilities supplied to the 767 Premises (including such Utilities supplied to the 767 Premises during the 767 Tenant Work), subject to any exclusions set forth in the second (2nd) paragraph of Section 8.1(b) of the Lease.
4.2.    777-01 North ROFO Premises. Commencing as of the date (the “777-01 North ROFO Rent Commencement Date”) that is twelve (12) months after the 777-01 North ROFO Commencement Date and continuing through the Term with respect to the 777-01 North ROFO Premises, Tenant shall pay to Landlord Basic Annual Rent for the 777-01 North ROFO Premises at an initial rate equal to Thirty-One and 50/100 Dollars ($31.50) per square foot of Rentable Area of the 777-01 North ROFO Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 777-01 North ROFO Premises shall increase annually on each annual anniversary of the 777-01 North ROFO Rent Commencement Date by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 777-01 North ROFO Premises. In addition to Basic Annual Rent, commencing on the 777-01 North ROFO Commencement Date and continuing each month of the Term, Tenant shall also pay to Landlord, with respect to the 777-01 North ROFO Premises, (a) Tenant’s Pro Rata Share of Operating Expenses with respect to the 777-01 North ROFO Premises that exceeds the Base Year (as defined in Section 8.1 of the Tenth Amendment and grossed up to ninety-five percent (95%) occupancy in the same manner as the gross-up described in Section 10.1 of the Tenth Amendment) and (b) Basic Electric charges, all as set forth in the Lease.
4.3.    777-02 North ROFO Premises. Commencing as of the date (the “777-02 North ROFO Rent Commencement Date”) that is twelve (12) months after the 777-02 North ROFO Commencement Date and continuing through the Term with respect to the 777-02 North ROFO Premises, Tenant shall pay to Landlord Basic Annual Rent for the 777-02 North ROFO Premises at an initial rate equal to Thirty-One and 50/100 Dollars ($31.50) per square foot of Rentable Area of the 777-02 North ROFO Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 777-02 North ROFO Premises shall increase annually on each annual anniversary of the 777-02 North ROFO Rent Commencement Date by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 777-02 North ROFO Premises. In addition to Basic Annual Rent, commencing on the 777-02 North ROFO Commencement Date and continuing each month of the Term, Tenant shall also pay to Landlord, with respect to the 777-02 North ROFO Premises, (a) Tenant’s Pro Rata Share of Operating Expenses with respect to the 777-02 North ROFO Premises that exceeds the Base Year (as defined in Section 8.1 of the Tenth Amendment and grossed up to ninety-five percent (95%) occupancy in the same manner as the gross-up described in Section 10.1 of the Tenth Amendment) and (b) Basic Electric charges, all as set forth in the Lease.
4.4.    777 C-Level 777C04 Premises. Commencing as of the date (the “777 C-Level 777C04 Rent Commencement Date”) that is twelve (12) months after the 777 C-Level 777C04 Commencement Date and continuing through the Term with respect to the 777 C-Level 777C04 Premises, Tenant shall pay to Landlord Basic Annual Rent for the 777 C-Level 777C04 Premises at an initial rate equal to Five and 50/100 Dollars ($5.50) per square foot of Rentable Area of the 777 C-Level 777C04 Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 777 C-Level 777C04 Premises shall increase annually on each annual anniversary of the 777 C-Level 777C04 Rent Commencement Date by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 777 C-Level 777C04 Premises. In addition to Basic Annual Rent, commencing on the 777 C-Level 777C04 Commencement Date, Tenant shall pay to Landlord as Additional Rent, at times specified in the Lease, Tenant’s Pro Rata Share of Operating Expenses with respect to the 777 C-Level 777C04 Premises. For the avoidance of doubt, HVAC for the 777 C-Level 777C04 Premises shall be calculated in the same manner as provided in the Lease with respect to the Retained Premises, and the 777 C-Level 777C04 Premises shall be treated as Retained Premises for the purposes of allocation of the CAM Pool Charges in accordance with Exhibit O of the Lease.
4.5.    777-01 Northeast ROFO Premises. Commencing as of the date (the “777-01 Northeast ROFO Rent Commencement Date”) that is twelve (12) months after the 777-01 Northeast ROFO Commencement Date and continuing through the Term with respect to the 777-01 Northeast ROFO Premises, Tenant shall pay to Landlord Basic Annual Rent for the 777-01 Northeast ROFO Premises at an initial rate equal to Twenty-Eight and 75/100 Dollars ($28.75) per square foot of Rentable Area of the 777-01 Northeast ROFO Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 777-01 Northeast ROFO Premises shall increase annually on each annual anniversary of the 777-01 Northeast ROFO Rent Commencement Date by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 777-01 Northeast ROFO Premises. In addition to Basic Annual Rent, commencing on the 777-01 Northeast ROFO Commencement Date and continuing each month of the Term, Tenant shall also pay to Landlord, with respect to the 777-01 Northeast ROFO Premises, (a) Tenant’s Pro Rata Share of Operating Expenses with respect to the 777-01 Northeast ROFO Premises that exceeds the Base Year (as defined in Section 8.1 of the Tenth Amendment and grossed up to ninety-five percent (95%) occupancy in the same manner as the gross-up described in Section 10.1 of the Tenth Amendment) and (b) Basic Electric charges, all as set forth in the Lease.
5.Tenant’s Pro Rata Shares.

5.1.    767 Premises. From and after the 767 Commencement Date, Tenant’s Pro Rata Shares of the 767 Building, the Existing Project and the Entire Project shall be incrementally increased by the amounts designated for the 767 Premises set forth in Exhibit I attached hereto; provided that, Tenant shall not be required to commence paying such incremental Pro Rata Shares designated for the 767 Premises until the 767 Operating Expense Commencement Date. As of the 767 Commencement Date, the defined terms in Section 2.2 of the Existing Lease shall be automatically amended to reflect the adjustments set forth in this Section. Rentable Area and Tenant’s Pro Rata Shares are all subject to adjustment under the Lease, including pursuant to Section 9.2 of the Lease.
5.2.    777-01 North ROFO Premises. From and after the 777-01 North ROFO Commencement Date, Tenant’s Pro Rata Shares of the 777 Building, the Existing Project and the Entire Project shall be incrementally increased by the amounts designated for the 777-01 North ROFO Premises set forth in Exhibit I attached hereto. As of the 777-01 North ROFO Commencement Date, the defined terms in Section 2.2 of the Existing Lease shall be automatically amended to reflect the adjustments set forth in this Section. Rentable Area and Tenant’s Pro Rata Shares are all subject to adjustment under the Lease, including pursuant to Section 9.2 of the Lease.
5.3.    777-02 North ROFO Premises. From and after the 777-02 North ROFO Commencement Date, Tenant’s Pro Rata Shares of the 777 Building, the Existing Project and the Entire Project shall be incrementally increased by the amounts designated for the 777-02 North ROFO Premises set forth in Exhibit I attached hereto. As of the 777-02 North ROFO Commencement Date, the defined terms in Section 2.2 of the Existing Lease shall be automatically amended to reflect the adjustments set forth in this Section. Rentable Area and Tenant’s Pro Rata Shares are all subject to adjustment under the Lease, including pursuant to Section 9.2 of the Lease.
5.4.    777 C-Level 777C04 Premises. From and after the 777 C-Level 777C04 Commencement Date, Tenant’s Pro Rata Shares of the 777 Building, the Existing Project and the Entire Project shall be incrementally increased by the amounts designated for the 777 C-Level 777C04 Premises set forth in Exhibit I attached hereto. As of the 777 C-Level 777C04 Commencement Date, the defined terms in Section 2.2 of the Existing Lease shall be automatically amended to reflect the adjustments set forth in this Section. Rentable Area and Tenant’s Pro Rata Shares are all subject to adjustment under the Lease, including pursuant to Section 9.2 of the Lease.
5.5.    777-01 Northeast ROFO Premises. From and after the 777-01 Northeast ROFO Commencement Date, Tenant’s Pro Rata Shares of the 777 Building, the Existing Project and the Entire Project shall be incrementally increased by the amounts designated for the 777-01 Northeast ROFO Premises set forth in Exhibit I attached hereto. As of the 777-01 Northeast ROFO Commencement Date, the defined terms in Section 2.2 of the Existing Lease shall be automatically amended to reflect the adjustments set forth in this Section. Rentable Area and Tenant’s Pro Rata Shares are all subject to adjustment under the Lease, including pursuant to Section 9.2 of the Lease.
6.Condition of Premises.
6.1.    767 Premises. Tenant acknowledges that, except as specifically set forth in this Section, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 767 Premises, or with respect to the suitability of the 767 Premises for the conduct of Tenant’s business. Subject to the immediately following sentence, Tenant acknowledges that (a) it is generally familiar with the condition of the 767 Premises and agrees to take the same in its condition “as is” as of the 767 Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 767 Premises for Tenant’s occupancy or to pay for or construct any improvements to the 767 Premises, except with respect to the 767 TI Allowance. Notwithstanding the immediately preceding sentence, Landlord shall deliver the 767 Premises in broom clean condition and prior to delivery, shall cure any breach of its representations set forth in this Section. Landlord represents and warrants to Tenant that, as of the 767 Commencement Date, (y) the Building Systems serving the 767 Premises shall be in good working condition and that the same shall be serviced by Utilities and other base building services and (z) to the best of Landlord’s actual knowledge (without any duty of investigation), the 767 Premises (other than any curtain wall) does not contain any asbestos or asbestos containing materials. Tenant’s taking of possession of the 767 Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 767 Premises were at such time in good, sanitary and satisfactory condition and repair.
6.2.    777-01 North ROFO Premises. Tenant acknowledges that, except as specifically set forth in this Section, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 777-01 North ROFO Premises, or with respect to the suitability of the 777-01 North ROFO Premises for the conduct of Tenant’s business. Subject to the immediately following sentence, Tenant acknowledges that (a) it is generally familiar with the condition of the 777-01 North ROFO Premises and agrees to take the same in its condition “as is” as of the 777-01 North ROFO Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 777-01 North ROFO Premises for Tenant’s occupancy or to pay for or construct any improvements to the 777-01 North ROFO Premises, except with respect to the 777-01 North ROFO TI Allowance and the 777-01 North ROFO Initial Landlord Work (and, if properly requested by Tenant pursuant to Section 10.1, the 777-01 North ROFO Subsequent Landlord Work). Notwithstanding the immediately preceding sentence, Landlord shall deliver the 777-01 North ROFO Premises to Tenant in the same or substantially similar condition as it was on the Execution Date, except that (m) upon delivery, there shall be demising walls along the perimeter of the 777-01 North ROFO Premises in compliance (as of the 777-01 North ROFO Commencement Date) with Applicable Laws, (n) upon delivery, the 777-01 North ROFO Premises shall be in broom clean condition, (o) prior to delivery, Landlord shall cure any breach of its representations set forth in this Section and (p) upon delivery, the 777-01 North ROFO Initial Landlord Work shall be substantially completed in accordance with the terms of this Sixteenth Amendment. Landlord represents and warrants to Tenant that, as of the 777-01 North ROFO Commencement Date, the Building Systems that service the 777-01 North ROFO Premises shall be in good working condition and that the same shall be serviced by Utilities and other base building services. Tenant’s taking of possession of the 777-01 North ROFO Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 777-01 North ROFO Premises were at such time in good, sanitary and satisfactory condition and repair.
6.3.    777-02 North ROFO Premises. Tenant acknowledges that, except as specifically set forth in this Section, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 777-02 North ROFO Premises, or with respect to the suitability of the 777-02 North ROFO Premises for the conduct of Tenant’s business. Subject to the immediately following sentence, Tenant acknowledges that (a) it is generally familiar with the condition of the 777-02 North ROFO Premises and agrees to take the same in its condition “as is” as of the 777-02 North ROFO Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 777-02 North ROFO Premises for Tenant’s occupancy or to pay for or construct any improvements to the 777-02 North ROFO Premises, except with respect to the 777-02 North ROFO TI Allowance and the 777-02 North ROFO Initial Landlord Work (and, if properly requested by Tenant pursuant to Section 10.1, the 777-02 North ROFO Subsequent Landlord Work). Notwithstanding the immediately preceding sentence, Landlord shall deliver the 777-02 North ROFO Premises to Tenant in the same or substantially similar condition as it was on the Execution Date, except that (m) upon delivery, there shall be demising walls along the perimeter of the 777-02 North ROFO Premises in compliance (as of the 777-02 North ROFO Commencement Date) with Applicable Laws, (n) upon delivery, the 777-02 North ROFO Premises shall be in broom clean condition, (o) prior to delivery, Landlord shall cure any breach of its representations set forth in this Section and (p) upon delivery, the 777-02 North ROFO Initial Landlord Work shall be substantially completed in accordance with the terms of this Sixteenth Amendment. Landlord represents and warrants to Tenant that, as of the 777-02 North ROFO Commencement Date, the Building Systems that service the 777-02 North ROFO Premises shall be in good working condition and that the same shall be serviced by Utilities and other base building services. Tenant’s taking of possession of the 777-02 North ROFO Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 777-02 North ROFO Premises were at such time in good, sanitary and satisfactory condition and repair.
6.4.    777 C-Level 777C04 Premises. Tenant acknowledges that, except as specifically set forth in this Section, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 777 C-Level 777C04 Premises, or with respect to the suitability of the 777 C-Level 777C04 Premises for the conduct of Tenant’s business. Subject to the immediately following sentence, Tenant acknowledges that (a) it is generally familiar with the condition of the 777 C-Level 777C04 Premises and agrees to take the same in its condition “as is” as of the 777 C-Level 777C04 Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 777 C-Level 777C04 Premises for Tenant’s occupancy or to pay for or construct any improvements to the 777 C-Level 777C04 Premises, except with respect to the 777 C-Level 777C04 TI Allowance and the 777 C-Level 777C04 Landlord Work. Notwithstanding the immediately preceding sentence, Landlord shall deliver the 777 C-Level 777C04 Premises to Tenant in the same or substantially similar condition as it was on the Execution Date, except that (m) upon delivery, there shall be demising walls along the perimeter of the 777 C-Level 777C04 Premises in compliance (as of the 777 C-Level 777C04 Commencement Date) with Applicable Laws, (n) upon delivery, the 777 C-Level 777C04 Premises shall be in broom clean condition, (o) prior to delivery, Landlord shall cure any breach of its representations set forth in this Section and (p) upon delivery, the 777 C-Level 777C04 Landlord Work shall be substantially completed in accordance with the terms of this Sixteenth Amendment. Landlord represents and warrants to Tenant that, as of the 777 C-Level 777C04 Commencement Date, (y) the Building Systems that service the 777 C-Level 777C04 Premises shall be in good working condition and that the same shall be serviced by Utilities and other base building services (except hot water shall not be provided to the 777 C-Level 777C04 Premises) and (z) to the best of Landlord’s actual knowledge (without any duty of investigation), the 777 C-Level 777C04 Premises does not contain any asbestos or asbestos containing materials. Tenant’s taking of possession of the 777 C-Level 777C04 Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 777 C-Level 777C04 Premises were at such time in good, sanitary and satisfactory condition and repair. Landlord shall endeavor to make hot water available to the 777 C-Level 777C04 Premises on or before October 1, 2015. Tenant acknowledges that Landlord may require access to the 777 C-Level 777C04 Premises during the Term in order to perform such work, therefore, Tenant shall, upon one (1) business day prior notice from Landlord, permit Landlord to enter the 777 C-Level 777C04 Premises for the purposes of performing such work upon prior notification by Landlord and Landlord shall reasonably cooperate with Tenant so as to cause as little interference to Tenant as is reasonably possible; provided, however, that in no event shall Landlord’s performance of such work (i) cause Tenant’s rent to abate under the Lease or (ii) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant.
6.5.    777-01 Northeast ROFO Premises. Tenant acknowledges that, except as specifically set forth in this Section, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 777-01 Northeast ROFO Premises, or with respect to the suitability of the 777-01 Northeast ROFO Premises for the conduct of Tenant’s business. Subject to the immediately following sentence, Tenant acknowledges that (a) it is generally familiar with the condition of the 777-01 Northeast ROFO Premises and agrees to take the same in its condition “as is” as of the 777-01 Northeast ROFO Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 777-01 Northeast ROFO Premises for Tenant’s occupancy or to pay for or construct any improvements to the 777-01 Northeast ROFO Premises, except with respect to the 777-01 Northeast ROFO TI Allowance and the 777-01 Northeast ROFO Initial Landlord Work (and, if properly requested by Tenant pursuant to Section 10.1, the 777-01 Northeast ROFO Subsequent Landlord Work, subject to Section 10.1(c)(iii)). Notwithstanding the immediately preceding sentence, Landlord shall deliver the 777-01 Northeast ROFO Premises to Tenant in the same or substantially similar condition as it was on the Execution Date, except that (m) upon delivery, there shall be demising walls along the perimeter of the 777-01 Northeast ROFO Premises in compliance (as of the 777-01 Northeast ROFO Commencement Date) with Applicable Law, (n) upon delivery, the 777-01 Northeast ROFO Premises shall be in broom clean condition and the Vacating Tenant shall have vacated the 777-01 Northeast ROFO Premises, (o) prior to delivery, Landlord shall cure any breach of its representations set forth in this Section and (p) upon delivery, the 777-01 Northeast ROFO Initial Landlord Work shall be substantially completed in accordance with the terms of this Sixteenth Amendment, subject to Section 10.1(c)(iii). Landlord represents and warrants to Tenant that, as of the 777-01 Northeast ROFO Commencement Date, the Building Systems that service the 777-01 Northeast ROFO Premises shall be in good working condition and that the same shall be serviced by Utilities and other base building services. Tenant’s taking of possession of the 777-01 Northeast ROFO Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the 777-01 Northeast ROFO Premises were at such time in good, sanitary and satisfactory condition and repair.

7.Termination Option. Tenant shall be entitled to terminate the Lease with respect to the 767 Premises (but only with respect to all of the 767 Premises) at any time after the tenth (10th) anniversary of the 767 Commencement Date; provided that, Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee equal to the unamortized (as of the termination date) amounts (calculated by amortizing the applicable amounts described in clauses (m) and (n) below on a straight-line basis commencing on the 767 Commencement Date, and continuing thereafter until June 30, 2029) of (m) the 767 TI Allowance and (n) any commission payable to Tenant’s Broker (as defined below) in connection with this Sixteenth Amendment for the 767 Premises. If Tenant timely exercises its option to terminate the Lease with respect to the 767 Premises and pays Landlord the applicable termination fee, then Tenant shall surrender the 767 Premises to Landlord on the applicable surrender date in the condition required by the Lease for surrendering Premises upon the expiration or earlier termination thereof. From and after the date on which Tenant actually surrenders the 767 Premises in the condition required by the Lease for surrendering Premises, (x) the Lease (with respect to the 767 Premises only) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof (including Landlord’s rights to any unpaid balance of Tenant), (y) the term “Premises” as used in the Lease shall no longer include the 767 Premises and (z) Tenant’s Pro Rata Share shall be adjusted accordingly.
8.Lease Extension Options.
8.1.    The first paragraph of Article 44 of the Lease is hereby deleted and replaced with the following:
44.    Option to Extend Term. Option to Extend Term. Tenant shall have three (3) options (each, an “Option”) to extend the Term of this Lease (and, in each case, the Expiration Premises Term Expiration Date and/or the Extension Premises Term Expiration Date, as applicable), with respect to the applicable portion of the Premises extended by an Option, by five (5) years, in each case on the same terms and conditions as this Lease, except as provided below. If Tenant desires to exercise any Option, Tenant must do so by giving Landlord written notice of such exercise at least one (1) year before the Term would otherwise expire. Tenant may exercise its Option to extend the Term only as to any one or more of the following: (a) the entire Retained Premises plus the Corridor Space and the 765 Expansion Premises III, (b) the entire New Whole Building Premises, (c) the entire New Multiple Tenant Building Premises, (d) the Modified Additional Premises, (e) the Swap Premises, 765 Elevator Lobby Premises, the 765 2nd Floor Elevator Lobby Premises and the 765 2nd Floor Corridor Premises, (f) each full floor of the 755 Premises, (g) the 765 Expansion Premises, (h) the 765 Expansion Premises II, (i) C-Level Storage Spaces, (j) the 777 License Area Premises and the 777 S-Level Corridor Premises, (k) the 01 Premises,

the Additional 01 Premises, from and after the 777-01 North ROFO Commencement Date, the 777-01 North ROFO Premises and, from and after the 777-01 Northeast ROFO Commencement Date, the 777-01 Northeast ROFO Premises, (l) the 777-02 Premises and, from and after the 777-02 North ROFO Commencement Date, the 777-02 North ROFO Premises, (m) the 765 Mezz Premises, (n) from and after the High Bay Premises Commencement Date, the High Bay Premises, (o) from and after the 777 North Spine Level Premises Commencement Date, the 777 North Spine Level Premises, (p) from and after the 777 Northwest Lobby Level Premises Commencement Date, the 777 Northwest Lobby Level Premises, (q) the 777 G-Level Expansion Premises, (p) from and after the 777 C-Level 777C04 Commencement Date, the 777 C-Level 777C04 Premises and (q) the 767 Premises. If Tenant fails to exercise an Option with respect to less than all of the Premises and the time to do so has lapsed (or if a Retained Premises Early Termination, a termination pursuant to a Swap Premises Termination Option, or any other termination of a portion of the Premises pursuant to the Lease has occurred), then Tenant shall no longer have an Option with respect to those portions of the Premises (y) for which it failed to exercise an Option, although Tenant’s Options for the remaining Premises shall remain in full force and effect or (z) that have terminated.
9.Tenant Improvements.
9.1.    767 Premises. Landlord shall make available to Tenant a tenant improvement allowance of One Million One Hundred Seventy-Six Thousand Two Hundred Ten Dollars ($1,176,210), based on Fifteen Dollars ($15) per square foot of Rentable Area of the 767 Premises (the “767 TI Allowance”) for Tenant’s performance of its improvements to the 767 Premises (the “767 Tenant Work”). The 767 TI Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the 767 Tenant Work. Tenant shall pay Landlord a construction oversight fee of two and one-half percent (2.5%) of the total cost of the 767 Tenant Work or other improvements performed using the 767 TI Allowance, which construction oversight fee may be paid out of the 767 TI Allowance. Tenant shall be responsible for (a) performing and completing the 767 Tenant Work and (b) any costs of the 767 Tenant Work in excess of the 767 TI Allowance.
9.2.    777-01 North ROFO Premises. Landlord shall make available to Tenant a tenant improvement allowance of One Hundred Eleven Thousand One Hundred Thirty-Five Dollars ($111,135), based on Fifteen Dollars ($15) per square foot of Rentable Area of the 777-01 North ROFO Premises (the “777-01 North ROFO TI Allowance”) for Tenant’s performance of its improvements to the 777-01 North ROFO Premises (the “777-01 North ROFO Tenant Work”). The 777-01 North ROFO TI Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the 777-01 North ROFO Tenant Work. Tenant shall pay Landlord a construction oversight fee of two and one-half percent (2.5%) of the total cost of the 777-01 North ROFO Tenant Work or other improvements performed using the 777-01 North ROFO TI Allowance, which construction oversight fee may be paid out of the 777-01 North ROFO TI Allowance. Tenant shall be responsible for (a) performing and completing the 777-01 North ROFO Tenant Work and (b) any costs of the 777-01 North ROFO Tenant Work in excess of the 777-01 North ROFO TI Allowance.
9.3.    777-02 North ROFO Premises. Landlord shall make available to Tenant a tenant improvement allowance of One Hundred Sixty Thousand Five Hundred Dollars ($160,500), based on Fifteen Dollars ($15) per square foot of Rentable Area of the 777-02 North ROFO Premises (the “777-02 North ROFO TI Allowance”) for Tenant’s performance of its improvements to the 777-02 North ROFO Premises (the “777-02 North ROFO Tenant Work”). The 777-02 North ROFO TI Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the 777-02 North ROFO Tenant Work. Tenant shall pay Landlord a construction oversight fee of two and one-half percent (2.5%) of the total cost of the 777-02 North ROFO Tenant Work or other improvements performed using the 777-02 North ROFO TI Allowance, which construction oversight fee may be paid out of the 777-02 North ROFO TI Allowance. Tenant shall be responsible for (a) performing and completing the 777-02 North ROFO Tenant Work and (b) any costs of the 777-02 North ROFO Tenant Work in excess of the 777-02 North ROFO TI Allowance.
9.4.    777 C-Level 777C04 Premises. Landlord shall make available to Tenant a tenant improvement allowance of Eighty-One Thousand Five Hundred Forty-Five Dollars ($81,545), based on Five Dollars ($5) per square foot of Rentable Area of the 777 C-Level 777C04 Premises (the “777 C-Level 777C04 TI Allowance”) for Tenant’s performance of its improvements to the 777 C-Level 777C04 Premises (the “777 C-Level 777C04 Tenant Work”). The 777 C-Level 777C04 TI Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the 777 C-Level 777C04 Tenant Work. Tenant shall pay Landlord a construction oversight fee of two and one-half percent (2.5%) of the total cost of the 777 C-Level 777C04 Tenant Work or other improvements performed using the 777 C-Level 777C04 TI Allowance, which construction oversight fee may be paid out of the 777 C-Level 777C04 TI Allowance. Tenant shall be responsible for (a) performing and completing the 777 C-Level 777C04 Tenant Work and (b) any costs of the 777 C-Level 777C04 Tenant Work in excess of the 777 C-Level 777C04 TI Allowance.
9.5.    777-01 Northeast ROFO Premises. Landlord shall make available to Tenant a tenant improvement allowance of Forty-Five Thousand Four Hundred Ninety-Five Dollars ($45,495), based on Fifteen Dollars ($15) per square foot of Rentable Area of the 777-01 Northeast ROFO Premises (the “777-01 Northeast ROFO TI Allowance”) for Tenant’s performance of its improvements to the 777-01 Northeast ROFO Premises (the “777-01 Northeast ROFO Tenant Work”). The 777-01 Northeast ROFO TI Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the 777-01 Northeast ROFO Tenant Work. Tenant shall pay Landlord a construction oversight fee of two and one-half percent (2.5%) of the total cost of the 777-01 Northeast ROFO Tenant Work or other improvements performed using the 777-01

Northeast ROFO TI Allowance, which construction oversight fee may be paid out of the 777-01 Northeast ROFO TI Allowance. Tenant shall be responsible for (a) performing and completing the 777-01 Northeast ROFO Tenant Work and (b) any costs of the 777-01 Northeast ROFO Tenant Work in excess of the 777-01 Northeast ROFO TI Allowance.
9.6.    Landlord shall make available to Tenant a tenant improvement allowance of One Hundred Thousand Dollars ($100,000) (the “VAV Allowance”), for Tenant’s performance of its improvements to the 777-01 North ROFO Premises, 777-02 North ROFO Premises and 777-01 Northeast ROFO Premises listed in Item 1 of Exhibit J attached hereto (the “VAV Work”). The VAV Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the VAV Work. In the event Tenant elects to perform the VAV Work, Tenant shall be responsible for (a) performing and completing the VAV Work and (b) any costs of the VAV Work in excess of the VAV Allowance.
9.7.    Landlord shall make available to Tenant a tenant improvement allowance of Seventy-Five Thousand Dollars ($75,000) (the “Fintube Allowance”), for Tenant’s performance of its improvements to the 777-01 North ROFO Premises, 777-02 North ROFO Premises and 777-01 Northeast ROFO Premises listed in Item 2 of Exhibit J attached hereto (the “Fintube Work”). The Fintube Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the Fintube Work. In the event Tenant elects to perform the Fintube Work, Tenant shall be responsible for (a) performing and completing the Fintube Work and (b) any costs of the Fintube Work in excess of the Fintube Allowance.
9.8.    Landlord shall make available to Tenant an allowance of Twenty-Five Thousand Dollars ($25,000) (the “Abatement Allowance”), for Tenant’s performance of the work to the 777-01 North ROFO Premises, 777-02 North ROFO Premises and 777-01 Northeast ROFO Premises listed as Item 3 of Exhibit J attached hereto (the “Abatement Work”). The Abatement Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the Abatement Work. In the event Tenant elects to perform the Abatement Work, Tenant shall be responsible for (a) performing and completing such elected portion of the Abatement Work and (b) any costs of the Abatement Work in excess of the Abatement Allowance.
9.9.    Collectively, the 767 Tenant Work, 777-01 North ROFO Tenant Work, 777-02 North ROFO Tenant Work, 777 C-Level 777C04 Tenant Work, 777-01 Northeast ROFO Tenant Work, VAV Work, Fintube Work and Abatement Work may be referred to herein as the “Tenant Work.” Each of the 767 TI Allowance, 777-01 North ROFO TI Allowance, 777-02 North ROFO TI Allowance, 777 C-Level 777C04 TI Allowance, 777-01 Northeast ROFO TI Allowance, VAV Allowance, Fintube Allowance and Abatement Allowance may be referred to herein as an “Allowance” and collectively, the “Allowance.”
9.10.    To the extent a certificate of occupancy is required by Applicable Laws, Tenant shall deliver (or cause to be delivered) to Landlord a certificate of occupancy for any and all portions of the 767 Premises, 777-01 North ROFO Premises, 777-02 North ROFO Premises, 777 C-Level

777C04 Premises and 777-01 Northeast ROFO Premises suitable for the Permitted Use; provided, however, that, prior to Landlord’s delivery of (a) the 777 C-Level 777C04 Premises to Tenant, Landlord shall obtain a certificate of occupancy (or temporary certificate of occupancy) for the 777 C-Level 777C04 Premises suitable for general office storage use and (b) the 777-02 North ROFO Premises, to the extent a certificate of occupancy is required by Applicable Laws, Landlord shall obtain a certificate of occupancy (or temporary certificate of occupancy) for the 777-02 North ROFO Premises suitable for general office use. For purposes of clarity, Landlord’s obligations in (a) and (b) above shall not diminish Tenant’s obligations set forth in the immediately preceding sentence.
9.11.    All Tenant Work shall be performed in accordance with the applicable provisions of the Lease, including the applicable provisions of Articles 5 and 18; provided, however, if there is a conflict between the terms of the Lease and the terms of this Sixteenth Amendment, then the terms of this Sixteenth Amendment shall control. Landlord and Tenant acknowledge that the Work Letter is not applicable to the Tenant Work; provided, however, that (a) prior to commencing performance of any of the Tenant Work, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the Work Letter are in effect with respect to the Tenant Work and (b) Tenant assumes the responsibility and liability in connection with the Tenant Work in the same manner as set forth under Section 6 of the Work Letter.
9.12.    With respect to the 767 TI Allowance, Tenant shall have until the day that is three (3) years after the 767 Commencement Date to submit a disbursement request with all applicable documentation (in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions) for the unused portion of the 767 TI Allowance, after which date Landlord’s obligation to fund such costs shall expire.  In no event shall any unused 767 TI Allowance entitle Tenant to a credit against Rent payable under the Lease. Notwithstanding anything in the Lease to the contrary, the 767 TI Allowance may only be applied toward the 767 Tenant Work.
9.13.    With respect to any Allowance (other than the 767 TI Allowance) provided in this Sixteenth Amendment, Tenant shall have until the Expiration Premises Term Expiration Date (subject to extension or earlier termination of the Lease as provided therein) to submit a disbursement request with all applicable documentation (in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions) for the unused portion of any such Allowance, after which date Landlord’s obligation to fund such costs shall expire. In no event shall any unused Allowance entitle Tenant to a credit against Rent payable under the Lease. Notwithstanding anything to the contrary in the Lease, any Allowance (other than the 767 TI Allowance, VAV Allowance, Fintube Allowance and Abatement Allowance, which Allowances shall only be used for the specific purposes for which they were granted) provided in this Sixteenth Amendment may be used by Tenant for Tenant improvements in any portion of the 16th Amendment 777 Expansion Premises, regardless of whether such Allowance was made available to Tenant with respect to a specific portion of the 16th Amendment 777 Expansion Premises.
10.Landlord Work.
10.1.    777 Landlord Work.

(a)    777-01 North ROFO Premises.
(i)    Landlord shall perform the improvements set forth under “Initial Landlord Work” on Exhibit K-1 attached hereto (the “777-01 North ROFO Initial Landlord Work”) at Landlord’s sole cost and expense and in accordance with Applicable Laws.
(ii)    After the 777-01 North ROFO Commencement Date, but no later than the day that is three (3) years prior to the Expiration Premises Expiration Date, as may be extended in accordance with the Lease (the “Subsequent Landlord Work Notice Deadline”), Tenant may deliver written notice to Landlord indicating that Landlord perform the improvements set forth under “Subsequent Landlord Work” on Exhibit K-1 attached hereto (the “777-01 North ROFO Subsequent Landlord Work” and together with the 777-01 North ROFO Initial Landlord Work, the “777-01 North ROFO Landlord Work”). In the event Landlord receives such notice, Landlord shall perform the 777-01 North ROFO Subsequent Landlord Work at Landlord’s sole cost and expense and in accordance with Applicable Laws and shall endeavor to substantially complete the 777-01 North ROFO Subsequent Landlord Work within one (1) year after Landlord’s receipt of such notice. Tenant acknowledges that Landlord may require access to the 777-01 North ROFO Premises during the Term in order to perform the 777-01 North ROFO Subsequent Landlord Work, therefore, Tenant shall, upon one (1) business day prior notice from Landlord, permit Landlord to enter the 777-01 North ROFO Premises at any and all reasonable times during business hours (or during non-business hours if Tenant reasonably requests) for the purposes of performing such work upon prior notification by Landlord and Landlord shall reasonably cooperate with Tenant so as to cause as little interference to Tenant as is reasonably possible; provided, however, that in no event shall Landlord’s performance of such work (i) cause Tenant’s rent to abate under the Lease or (ii) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant. In the event Tenant does not provide Landlord proper notice to perform the 777-01 North ROFO Subsequent Landlord Work on or before the Subsequent Landlord Work Notice Deadline, then Landlord’s obligation to perform the 777-01 North ROFO Subsequent Landlord Work shall automatically become null and void and of no further force or effect; provided, however, if the Expiration Premises Expiration Date is extended in accordance with the terms of the Lease, then Tenant’s right to require such work shall be automatically reinstated (subject to the above terms and conditions) with a corresponding adjustment to the Subsequent Landlord Work Notice Deadline. Time is of the essence with respect to the Subsequent Landlord Work Notice Deadline.
(b)    777-02 North ROFO Premises.
(i)    Landlord shall perform the improvements set forth under “Initial Landlord Work” on Exhibit K-2 attached hereto (the “777-02 North ROFO Initial Landlord Work”) at Landlord’s sole cost and expense and in accordance with Applicable Laws.
(ii)    After the 777-02 North ROFO Commencement Date, but no later than the Subsequent Landlord Work Notice Deadline, Tenant may deliver written notice to Landlord indicating that Landlord perform the improvements set forth under “Subsequent Landlord Work” on Exhibit K-2 attached hereto (the “777-02 North ROFO Subsequent Landlord Work” and together with the 777-02 North ROFO Initial Landlord Work, the “777-02 North ROFO Landlord Work”). In the event Landlord receives such notice, Landlord shall perform the 777-02 North ROFO

Subsequent Landlord Work at Landlord’s sole cost and expense and in accordance with Applicable Laws and shall endeavor to substantially complete the 777-02 North ROFO Subsequent Landlord Work within one (1) year after Landlord’s receipt of such notice. Tenant acknowledges that Landlord may require access to the 777-02 North ROFO Premises during the Term in order to perform the 777-02 North ROFO Subsequent Landlord Work, therefore, Tenant shall, upon one (1) business day prior notice from Landlord, permit Landlord to enter the 777-02 North ROFO Premises at any and all reasonable times during business hours (or during non-business hours if Tenant reasonably requests) for the purposes of performing such work upon prior notification by Landlord and Landlord shall reasonably cooperate with Tenant so as to cause as little interference to Tenant as is reasonably possible; provided, however, that in no event shall Landlord’s performance of such work (i) cause Tenant’s rent to abate under the Lease or (ii) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant. In the event Tenant does not provide Landlord proper notice to perform the 777-02 North ROFO Subsequent Landlord Work on or before the Subsequent Landlord Work Notice Deadline, then Landlord’s obligation to perform the 777-02 North ROFO Subsequent Landlord Work shall automatically become null and void and of no further force or effect; provided, however, if the Expiration Premises Expiration Date is extended in accordance with the terms of the Lease, then Tenant’s right to require such work shall be automatically reinstated (subject to the above terms and conditions) with a corresponding adjustment to the Subsequent Landlord Work Notice Deadline. Time is of the essence with respect to the Subsequent Landlord Work Notice Deadline.
(c)    777-01 Northeast ROFO Premises.
(i)    Landlord shall perform the improvements set forth under “Initial Landlord Work” on Exhibit K-3 attached hereto (the “777-01 Northeast ROFO Initial Landlord Work”) at Landlord’s sole cost and expense and in accordance with Applicable Laws.
(ii)    After the 777-01 Northeast ROFO Commencement Date, but no later than the Subsequent Landlord Work Notice Deadline, Tenant may deliver written notice to Landlord indicating that Landlord perform the improvements set forth under “Subsequent Landlord Work” on Exhibit K-3 attached hereto (the “777-01 Northeast ROFO Subsequent Landlord Work” and together with the 777-01 Northeast ROFO Initial Landlord Work, the “777-01 Northeast ROFO Landlord Work”). In the event Landlord receives such notice, and subject to Section 10.1(c)(iii), Landlord shall perform the 777-01 Northeast ROFO Subsequent Landlord Work at Landlord’s sole cost and expense and in accordance with Applicable Laws and shall endeavor to substantially complete the 777-01 Northeast ROFO Subsequent Landlord Work within one (1) year after Landlord’s receipt of such notice. Tenant acknowledges that Landlord may require access to the 777-01 Northeast ROFO Premises during the Term in order to perform the 777-01 Northeast ROFO Subsequent Landlord Work, therefore, Tenant shall, upon one (1) business day prior notice from Landlord, permit Landlord to enter the 777-01 Northeast ROFO Premises at any and all reasonable times during business hours (or during non-business hours if Tenant reasonably requests) for the purposes of performing such work upon prior notification by Landlord and Landlord shall reasonably cooperate with Tenant so as to cause as little interference to Tenant as is reasonably possible; provided, however, that in no event shall Landlord’s performance of such work (i) cause Tenant’s rent to abate under the Lease or (ii) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant. In the event Tenant does not provide Landlord proper notice to perform the 777-01

Northeast ROFO Subsequent Landlord Work on or before the Subsequent Landlord Work Notice Deadline, then Landlord’s obligation to perform the 777-01 Northeast ROFO Subsequent Landlord Work shall automatically become null and void and of no further force or effect; provided, however, if the Expiration Premises Expiration Date is extended in accordance with the terms of the Lease, then Tenant’s right to require such work shall be automatically reinstated (subject to the above terms and conditions) with a corresponding adjustment to the Subsequent Landlord Work Notice Deadline. Time is of the essence with respect to the Subsequent Landlord Work Notice Deadline.
(iii)    Notwithstanding anything to the contrary in this Sixteenth Amendment, to the extent that the 777-01 North ROFO Landlord Work (or any portion thereof) has been substantially completed and benefits the 777-01 Northeast ROFO Premises, the 777-01 Northeast ROFO Landlord Work (or such portion thereof that corresponds to the substantially completed portion of the 777-01 North ROFO Landlord Work) shall be deemed complete.
10.2.    777 C-Level 777C04 Landlord Work. Landlord shall construct an egress corridor for the 777 C-Level 777C04 Premises in the area labeled “777 C-Level 777C04 Premises Egress Corridor” on Exhibit L attached hereto (the “777 C-Level 777C04 Landlord Work”) at Landlord’s sole cost and expense and in accordance with Applicable Laws.
10.3.    Landlord Work. Collectively and individually, the 777-01 North ROFO Landlord Work, 777-02 North ROFO Landlord Work, 777-01 Northeast ROFO Landlord Work and the 777 C-Level 777C04 Landlord Work may be referred to in this Sixteenth Amendment as the “Landlord Work.”
10.4.    Substantial Completion and Tenant Delay. For purposes of this Sixteenth Amendment, with respect to any Landlord Work, “substantial completion” or “substantially complete” means that Landlord has completed all of the applicable Landlord Work, except for minor and insubstantial details of construction that do not, except in a de minimis manner, interfere with Tenant’s performance of improvements to the applicable portion of the 16th Amendment 777 Expansion Premises. Notwithstanding anything in this Lease to the contrary, Landlord’s obligation to timely achieve substantial completion of any portion of the Landlord Work relating to the 16th Amendment 777 Expansion Premises shall be subject to extension on a day-for-day basis as a result of Force Majeure and Tenant Delay that, in either case, actually delays (but only to the extent of such delay) Landlord’s performance of such Landlord Work. For purposes of this Sixteenth Amendment, “Tenant Delay” means any delays due to (a) any changes to Landlord Work requested by Tenant (other than changes requested because such work does not comply with the terms of the Lease, as such terms or scope may have been modified and approved in writing by both parties), (b) any default by Tenant under the Lease and (c) any other act or failure to act by Tenant, Tenant’s employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant which, in either case, delays (but only to the extent (a), (b) or (c) actually delays) Landlord’s performance of the applicable Landlord Work or Landlord’s delivery of possession of the applicable 16th Amendment 777 Expansion Premises. No such Tenant Delay shall be deemed to have commenced unless Tenant shall have failed to cure the same within two (2) business days after Tenant’s receipt of written notice thereof from Landlord. If Landlord desires that Tenant take any action in connection with the Landlord

Work, then Landlord shall use reasonable efforts to provide written notice of such action as far in advance as is reasonably possible. Notwithstanding any Tenant Delay, Landlord shall exercise diligent and commercially reasonable efforts to mitigate Tenant Delay to the extent reasonably practicable. If Landlord and Tenant disagree as to whether a Tenant Delay has occurred (or whether the requirements with respect thereto have been complied with), such dispute shall be resolved by the Neutral Architect whose determination shall be final and binding upon the parties.
11.Learning Lab. Tenant intends to use a portion of the 767 Premises (not to exceed five thousand (5,000) square feet of Rentable Area) as an educational area for students (such area of the 767 Premises, the “Learning Lab”). The Learning Lab shall be used exclusively for the education of students (including for laboratory experiments, computer explorations and interactive exhibitions) in accordance with all Applicable Laws and any other lawful uses incidental thereto (the “Learning Lab Use”). Tenant shall be fully responsible for the operation of the Learning Lab and any and all operation costs of the Learning Lab (including the cost to hire a third party operator for the Learning Lab) shall be at Tenant’s sole cost and expense. Notwithstanding anything to the contrary contained in the Lease, to the extent the Learning Lab is used for the Learning Lab Use, Basic Annual Rent and Tenant’s Pro Rata Share of Operating Expenses, in each case with respect to the Learning Lab only shall be abated; provided, however, that, notwithstanding the foregoing, Tenant shall at all times remain responsible for all charges, together with any fees, surcharges and taxes thereon in connection with any and all Utilities supplied to the Learning Lab, subject to any exclusions set forth in the second (2nd) paragraph of Section 8.1(b) of the Lease. In the event the Learning Lab is not used for the Learning Lab Use for a period of five (5) consecutive months (at any time after September 1, 2017), such abatement right shall automatically terminate and Basic Annual Rent (at the then-current Basic Annual Rent rate in accordance with Section 4.1 of this Sixteenth Amendment) and Tenant’s Pro Rata Share of Operating Expenses, in each case for the Learning Lab shall begin to accrue and shall be payable in accordance with the terms of the Lease for the remainder of the Term with respect to the Learning Lab.
12.Power. So long as Tenant leases all of the 767 Premises (i.e., the entire 767 Building) and all of Building 8 and Building 9 (pursuant to the Mt. Pleasant Lease), then for the period of time between the 767 Commencement Date and the date that the Mt. Pleasant Infrastructure (as defined in Section 5 of the Mt. Pleasant First Amendment) portion of the Powerhouse Upgrade (as defined in Section 13) is placed in-service, Tenant may allocate Tenant’s Pro Rata Share (or any portion thereof) of electric capacity that Landlord designates to the 767 Building (with such designation to be in accordance with the kVA capacity of the 767 Building) to Tenant’s premises in Building 8 and Building 9. Upon the earlier of the day that (a) the Mt. Pleasant Infrastructure portion of the Powerhouse Upgrade is placed in-service and (b) Tenant ceases to lease all of the 767 Premises, Building 8 and Building 9, Landlord’s consent to the foregoing re-allocation shall be automatically withdrawn and all electric capacity that Landlord designates to the 767 Building (with such designation to be in accordance with the kVA capacity of the 767 Building) may only be used for the 767 Building (and Tenant shall only be entitled to Tenant’s Pro Rata Share of such capacity).
13.Powerhouse. Landlord is currently in the process of upgrading the electric infrastructure of the Entire Project (the “Powerhouse Upgrade”). When the Powerhouse Upgrade (or any portion thereof) is placed in-service, Tenant shall be responsible for Tenant’s proportionate share (allocated in accordance with the final sentence of this Section) of the costs of the Powerhouse Upgrade (or such portion placed in-service) (in accordance with, and subject to, the Operating Expense provisions of the Lease) allocated (as reasonably determined by Landlord) to the Entire Project, the Existing Project and the New Greenburgh Project. Tenant acknowledges that for purposes of determining the costs described above, the Powerhouse Upgrade will benefit the Buildings and is not subject to any of the Operating Expense carve outs set forth in clause (a) of the penultimate paragraph of Section 8.1 of the Existing Lease. Further, Tenant acknowledges that the costs of the Powerhouse Upgrade will be allocated across the Entire Project in accordance with each building’s kVA capacity.
14.Wholly Occupied Building Rights.
14.1.    So long as Tenant leases and occupies all of the 767 Building, Tenant shall have the same Signage rights for the 767 Building that it has with respect to the New Whole Building as described in Section 11.7 of the Lease.
14.2.    So long as Tenant leases and occupies all of the 767 Building, the fourth (4th) sentence of Section 11.12 of the Lease shall not apply to the 767 Building. So long as Tenant leases and occupies all of the 767 Building, Tenant shall have the exclusive right to use the elevators and stairways within the 767 Building; provided, however, Landlord, its agents and any emergency personnel may use and access them in Landlord’s sole discretion.
14.3.    So long as Tenant leases and occupies all of the 767 Building, Tenant may use the roof of the 767 Building to install Tenant’s Rooftop Equipment, subject to and in accordance with Section 11.13 of the Lease.
14.4.    Notwithstanding anything in the first (1st) sentence of Section 18.4 of the Lease to contrary, so long as Tenant leases and occupies all of the 767 Building, Tenant may perform work in the 767 Building at such time as Tenant elects from time to time in its sole discretion (but subject to the terms of the Lease).
14.5.    So long as Tenant leases and occupies all of the 767 Building, in the event of a casualty, Section 23.1(ii) and the penultimate sentence of Section 23.2 of the Lease shall apply to the 767 Building.
14.6.    Section 19.1 of the Lease is hereby deleted in its entirety and replaced with the following:
“Landlord shall repair and maintain in good condition the Common Areas and the structural, exterior and base building portions (interior and exterior) of the Buildings, including grounds, roofing and covering materials, foundations, exterior walls, plumbing (excluding eye wash, safety showers, specialty gas, and laboratory services, including RODI), fire sprinkler systems (if any), heating, ventilating, air conditioning, base building management systems, elevators, and electrical systems. Provided (a) (i) with respect to work within the 735 Building, the 745 Building or the 755 Building, Tenant then leases and occupies all of the 735 Building, the 745 Building and the 755 Building and (ii) with respect to work within the 767 Building, Tenant then leases and occupies all of the 767 Building, (b) the applicable recurring maintenance work is completely within the 735 Building, the 745 Building, the 755 Building and/or the 767 Building and (c) the applicable recurring maintenance work does not affect any other tenant of the Entire Project (even in a de minimis amount), then Tenant shall have the right to review and modify the scope of such contracted recurring maintenance work (whether such contract was entered into prior to, on or after the Execution Date of the Sixteenth Amendment), including to add additional scope (the “Tenant Reviewed Recurring Maintenance”). The review right (but not the modification right) in the immediately preceding sentence includes the right to review provisions of the applicable contract that are reasonably necessary to analyze the applicable scope of work set forth therein. If Tenant requests any modifications to the scope of the Tenant Reviewed Recurring Maintenance, Landlord shall use reasonable efforts to accommodate the same; provided, however, that any and all additional costs incurred by Landlord as a result of such modifications shall be included as part of Operating Expenses, subject to the CAM Pools. Notwithstanding anything to the contrary in this Lease, Landlord shall have no responsibility to maintain or repair any vivarium(s) or data center(s) (or any equipment or systems that solely service such areas). Tenant shall have sole responsibility to maintain and repair the vivarium(s) and data center(s) (and any equipment and systems that solely service such areas). Landlord shall maintain the Common Areas in accordance with its property maintenance protocols as established from time to time in accordance with Landlord’s reasonable determinations of appropriate property maintenance protocols. Upon Tenant’s request, Landlord shall explain such protocols and consider Tenant’s comments. Any actual out-of-pocket costs related to the repair or maintenance activities specified in this Section 19.1 shall be included as a part of Operating Expenses subject to the CAM Pools, except Tenant shall pay for such repairs and maintenance to the extent that such repairs and maintenance are: (i) required in whole or in part because of any act, neglect, fault or omissions of Tenant (where there is a duty to act), its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the cost of such repairs and maintenance; and (ii) not paid out of insurance proceeds. Landlord shall perform all work and have its contractors perform all work in accordance with Applicable Laws.”
14.7.    Article 49 of the Lease is hereby deleted in its entirety and replaced with the following:

“HVAC. For the entire Premises (subject to the last sentence of Section 8.1), excluding any vivarium or data centers (the “Landlord’s HVAC Premises”), Landlord shall: (a) maintain and operate (except that, to the extent Tenant leases the entirety of the 735 Building, the 745 Building, the 755 Building and/or the 767 Building, Tenant shall operate and control (with respect to such Building(s)), including managing set points and sequence of operations) the heating, ventilating and air conditioning systems (“HVAC”) in good working order; and (b) furnish HVAC as reasonably required (except as this Lease otherwise provides or as to any special requirements that arise from Tenant’s particular use of the Premises) for reasonably comfortable occupancy of the Premises twenty-four (24) hours a day, 365 or 366 days a year, provided Tenant complies with the next sentence, if applicable. To the extent Landlord operates and controls any HVAC systems serving the Premises, and if Tenant will require HVAC outside normal business hours of business days (as reasonably designated by Landlord) in Landlord’s HVAC Premises (“Overtime HVAC”), Landlord shall be obligated to provide Overtime HVAC only if Tenant requests it by 4 p.m. on the immediately preceding business day. To the extent that Tenant occupies the Premises for laboratory purposes, Tenant directs Landlord to provide Overtime HVAC at all times outside normal business hours of business days (as reasonably designated by Landlord), pending further written notice from Tenant. For the avoidance of doubt, the immediately preceding sentence does not apply to any portion of the Premises in which Tenant operates and controls the HVAC systems. Tenant shall pay, as part of Tenant’s contribution to Operating Expenses in accordance with the CAM Pools, all of Landlord’s actual total cost of providing HVAC and Overtime HVAC, as Landlord reasonably calculates such actual total cost. Notwithstanding anything to the contrary in this Section, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services, provided that Landlord diligently uses commercially reasonable efforts to cure any such interruption or impairment as quickly as reasonably possible. Any right to operate and control HVAC is personal to the initial Tenant under this Lease and shall not be assigned or otherwise transferred to any other tenant, subtenant or other transferee.”

14.8.    Excluded Services. Exhibit P of the Lease is hereby deleted in its entirety and replaced with Exhibit P attached hereto as Schedule I.
15.Cafeteria. Notwithstanding anything in the Lease to the contrary, to the extent Landlord makes any capital outlays in connection with the additional food services described in Article 61 of the Mt. Pleasant Lease, such capital outlays reasonably allocated to the Entire Project, the Existing

Project and the New Greenburgh Project shall constitute Operating Expenses (in accordance with, and subject to, the Operating Expense provisions of the Lease, except that Tenant acknowledges that such capital outlays will benefit the Buildings and is not subject to the Operating Expense carve outs set forth in clause (a) of the penultimate paragraph of Section 8.1 of the Lease).
16.Parking. The parties acknowledge that, in accordance with the Lease, Tenant shall be entitled to its pro rata share of unreserved parking spaces with respect to each portion of the Premises leased to Tenant.
17.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Sixteenth Amendment, other than Savills Studley, Inc. (“Tenant’s Broker”), and agrees to reimburse, indemnify, save, defend and hold harmless Landlord for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Tenant’s Broker, employed or engaged by it or claiming to have been employed or engaged by it. Tenant’s Broker is entitled to a leasing commission in connection with the making of this Sixteenth Amendment, and Landlord shall pay such commission to Tenant’s Broker pursuant to a separate agreement between Landlord and Tenant’s Broker. Landlord represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Sixteenth Amendment, other than Matthew McDevitt and Transwestern (collectively, “Landlord’s Broker” and together with Tenant’s Broker, the “Brokers”), and agrees to reimburse, indemnify, save, defend and hold harmless Tenant for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it. Landlord’s Broker is entitled to a leasing commission in connection with the making of this Sixteenth Amendment, and Landlord shall pay such commission to Landlord’s Broker pursuant to a separate agreement between Landlord and Landlord’s Broker.
18.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant under the Existing Lease.
19.Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attn: General Counsel;

with a copy to:
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attn: Vice President of Facilities.

20.Effect of Amendment. Except as modified by this Sixteenth Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Sixteenth Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Sixteenth Amendment.
21.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Sixteenth Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective permitted successors and assigns. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.
22.Miscellaneous. This Sixteenth Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Sixteenth Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
23.Authority. Tenant represents, warrants and covenants to Landlord that the individual signing this Sixteenth Amendment on behalf of Tenant has the power, authority and legal capacity to sign this Sixteenth Amendment on behalf of and to bind Tenant. Landlord represents, warrants and covenants to Tenant that the individual signing this Sixteenth Amendment on behalf of Landlord has the power, authority and legal capacity to sign this Sixteenth Amendment on behalf of and to bind Landlord.
24.Counterparts; Facsimile and PDF Signatures. This Sixteenth Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Sixteenth Amendment shall be equivalent to, and have the same force and effect as, an original signature.
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixteenth Amendment as of the date and year first above written.
LANDLORD:
BMR-LANDMARK AT EASTVIEW LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:
REGENERON PHARMACEUTICALS, INC.,
a New York corporation

By:	/s/ Robert E. Landry
Name:	Robert E. Landry
Title:	SVP - CFO & Finance

EXHIBIT A
767 PREMISES

[IMAGE]

EXHIBIT B
777-01 NORTH ROFO PREMISES

[IMAGE]

EXHIBIT C
777-02 NORTH ROFO PREMISES

[IMAGE]

EXHIBIT D
777 C-LEVEL 777C04 PREMISES

[IMAGE]

EXHIBIT E
777-01 NORTHEAST ROFO PREMISES

[IMAGE]

EXHIBIT F
777-G03 SURRENDER PREMISES

[IMAGE]

EXHIBIT G
777-SL1 SURRENDER PREMISES

[IMAGE]

EXHIBIT H
ACKNOWLEDGEMENT OF [INSERT APPLICABLE PREMISES] COMMENCEMENT DATE
THIS ACKNOWLEDGEMENT OF [INSERT APPLICABLE PREMISES] COMMENCEMENT DATE is entered into as of ______________, 2015, with reference to that certain Lease dated as of December 21, 2006 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of October 24, 2007 (the “First Amendment”), that certain Second Amendment to Lease dated as of September 30, 2008 (the “Second Amendment”), that certain Third Amendment to Lease dated as of April 29, 2009 (the “Third Amendment”), that certain Fourth Amendment to Lease dated as of December 3, 2009 (the “Fourth Amendment”), that certain Fifth Amendment to Lease dated as of February 11, 2010 (the “Fifth Amendment”), that certain Sixth Amendment to Lease dated as of June 4, 2010 (the “Sixth Amendment”), that certain Seventh Amendment to Lease dated as of December 22, 2010 (the “Seventh Amendment”), that certain Eighth Amendment to Lease dated as of August 1, 2011 (the “Eighth Amendment”), that certain Ninth Amendment to Lease dated as of September 30, 2011 (the “Ninth Amendment”), that certain Tenth Amendment to Lease dated as of October 25, 2012 (the “Tenth Amendment”), that certain Eleventh Amendment to Lease dated as of April 3, 2013 (the “Eleventh Amendment”), that certain Twelfth Amendment to Lease dated as of May 31, 2013 (the “Twelfth Amendment”), that certain Thirteenth Amendment to Lease dated as of May 31, 2013 (the “Thirteenth Amendment”), that certain Fourteenth Amendment to Lease dated as of October 25, 2013 (the “Fourteenth Amendment”), that certain Fifteenth Amendment to Lease dated as of June 12, 2014 (the “Fifteenth Amendment”) and that certain Sixteenth Amendment to Lease dated as of June 30, 2015 (the “Sixteenth Amendment”) and, collectively with the Original Lease and the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Thirteenth Amendment, Fourteenth Amendment and Fifteenth Amendment and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Lease”), by REGENERON PHARMACEUTICALS, INC., a New York corporation (“Tenant”), in favor of BMR-LANDMARK AT EASTVIEW LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Sixteenth Amendment.
Tenant hereby confirms the following:
1.Tenant accepted possession of the [INSERT APPLICABLE PREMISES] on [_______].
2.The [INSERT APPLICABLE PREMISES] are in good order, condition and repair.
3.[FOR PREMISES WITH LANDLORD WORK:] The [INSERT APPLICABLE LANDLORD WORK] is substantially complete (as defined in the Sixteenth Amendment).
4.All conditions of the Lease with respect to the [INSERT APPLICABLE PREMISES] to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied.

5.In accordance with the provisions of Section 3 of the Sixteenth Amendment, the [INSERT APPLICABLE COMMENCEMENT DATE] is [_______], 20[__].
6.The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [_______]].
7.The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease with respect to the [INSERT APPLICABLE PREMISES] commenced to accrue on [_______], 20[__], with Basic Annual Rent for the [INSERT APPLICABLE PREMISES] payable on the dates and in amounts set forth in the Sixteenth Amendment.
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EXHIBIT I
TENANT’S PRO RATA SHARES

Portion of added “Premises” Means the Following:	Square Feet of Rentable Area	Tenant’s Pro Rata Share of the applicable Building	Tenant’s Pro Rata Share of Existing Project (833,204)	Tenant’s Pro Rata Share of the Entire Project (1,490,724)
767 Premises	78,414	100%	9.411%	5.260%
777-01 North ROFO Premises	7,409	2.025%	0.889%	0.497%
777-02 North ROFO Premises	10,486	2.867%	1.259%	.703%
777 C-Level 777C04 Premises	16,863	4.610%	2.024%	1.131%
777-01 Northeast ROFO Premises	3,033	0.829%	0.364%	0.203%

EXHIBIT J
VAV WORK, FINTUBE WORK, ABATEMENT WORK

1.	VAV Work:

•	Incorporation of a VAV HVAC system into the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises.

•	Purchase and installation of new ductwork from the existing main duct to any new VAV box and from any such VAV box to the applicable diffusers.

•
Purchase and installation of VAV boxes at a quantity of one (1) for every one thousand two hundred (1,200) usable square feet of the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises, as applicable.

•
Purchase and installation of two (2) VAV boxes for each conference room, one (1) VAV box for each IDF (the closet for the fiber/phone/data terminations) and one (1) VAV box for each pantry, in each case within the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises.

2.	Fintube Work:

•
Installation of the perimeter hot water fin tube loop including elements and control valves to be controlled by Tenant in the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises.

•	Installation of the building management system with respect to such fin tube loop.

3.	Abatement Work:

•
Performance of a survey of the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises to locate any asbestos, vermiculite and other asbestos containing materials located in the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises.

•
Removal, remediation or abatement of any asbestos, vermiculite and other asbestos containing materials located in the 777-01 North ROFO Premises, the 777-02 North ROFO Premises and the 777-01 Northeast ROFO Premises.

EXHIBIT K-1
777-01 NORTH ROFO LANDLORD WORK
Unless otherwise expressly specified, the work described below applies only to the 777-01 North ROFO Premises.

Initial Landlord Work

1.	Landlord shall identify a location from which Tenant may extend electric service to the 777-01 North ROFO Premises.

2.
The electric service to the 777-01 North ROFO Premises shall be metered by the base building metering system. Electric meters, supplied by Landlord or Landlord’s agent at Tenant’s expense, will be used to separate the power usage dedicated to the 777-01 North ROFO Premises only and will be installed by Landlord or Landlord’s agent at Tenant’s expense.

3.
Landlord will confirm the heating, cooling and that airflow capacity of each AHU unit serving the 777-01 North ROFO Premises is capable of 1.5 CFM/SF via a baseline balancing report and forward the information to Tenant for its use.

4.
Landlord will provide three-inch chilled water risers with isolation valves and capped outlets for Tenant’s point of connection for the 777-01 North ROFO Premises. If supplemental air conditioning systems are required, they shall be provided by Tenant at its sole cost. Landlord shall provide a system that allows for year-round cooling capability for the 777-01 North ROFO Premises.

5.
Landlord will provide a two-and-one half-inch hot water riser to extend down from the heat exchanger in the penthouse to heat the 777-01 North ROFO Premises with isolation valves and capped outlets to Tenant’s point of connection for the 777-01 North ROFO Premises.

6.
Landlord Sprinkler Main: if required based upon the capacity of the existing standpipe, Landlord shall design, permit and construct a fire sprinkler service main, including all controls and valves from the street or building riser to the 777-01 North ROFO Premises. The main line shall be capped inside the 777-01 North ROFO Premises and be sized to accommodate ordinary fire hazard coverage as required by the Town of Mount Pleasant for office occupancy.

Subsequent Landlord Work

1.
Ensure that all existing supply fans serving the 777-01 North ROFO Premises have variable frequency drives (“VFDs”) to modulate supply fan speed (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the supply fan VFDs such that they align with Tenant’s variable air volume (“VAV”) system serving the 777-01 North ROFO Premises).

2.
VFDs shall be provided for each return fan and controlled to interlock with the matched supply fan serving the 777-01 North ROFO Premises (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the return fan VFDs such that they align with Tenant’s VAV system serving the 777-01 North ROFO Premises).

3.
The HVAC system serving the 777-01 North ROFO Premises shall be capable of providing HVAC capacity of a minimum of 1.5 cubic feet per minute (“CFM”) per rentable square feet with adequate static pressure from existing air handlers serving the 777-01 North ROFO Premises that are either new or recently replaced. Replacement includes new coils, control valves and coil trim, drain pans and condensate piping and filter racks.

For purposes of clarity, Tenant (not Landlord) shall provide control points on AHUs and VAVs serving the 777-01 North ROFO Premises that are JCI compatible and connected to the tenant BMS system and Tenant shall ensure that Landlord has control capabilities into the tenant BMS system.

4.	Landlord shall remove any existing duct mounted humidifiers and reheat coils located in the penthouse serving the 777-01 North ROFO Premises.

5.
Provide overhead duct connections including fire smoke detectors in ductwork at the demising wall for the 777-01 North ROFO Premises. Landlord will provide main supply/return within the existing MEP shafts, if possible, for the 777-01 North ROFO Premises. Landlord will add a smoke fire damper for the 777-01 North ROFO Premises to be activated with the Building fire system.

6.
Ductwork serving the perimeter up-blast grilles from the catwalk level will be abandoned, the plenums removed and the floor penetrations filled with fire-rated construction meeting all applicable code requirements.

7.
Fill the floor air distribution holes with an acceptable floor fill materials and detail, and modify the existing conditions to adequately close and fire-rate all perimeter slab penetrations including maintaining the asbestos management program for asbestos containing material located on the floor below.

8.	Abandon existing below-floor air distribution and infill existing slab penetrations with fire rating assembly.

EXHIBIT K-2
777-02 NORTH ROFO LANDLORD WORK
Unless otherwise expressly specified, the work described below applies only to the 777-02 North ROFO Premises.

Initial Landlord Work

1.	Landlord shall identify a location from which Tenant may extend electric service to the 777-02 North ROFO Premises.

2.
The electric service to the 777-02 North ROFO Premises shall be metered by the base building metering system. Electric meters, supplied by Landlord or Landlord’s agent at Tenant’s expense, will be used to separate the power usage dedicated to the 777-02 North ROFO Premises only and will be installed by Landlord or Landlord’s agent at Tenant’s expense.

3.
Landlord will confirm the heating, cooling and that airflow capacity of each AHU unit serving the 777-02 North ROFO Premises is capable of 1.5 CFM/SF via a baseline balancing report and forward the information to Tenant for its use.

4.
Landlord will provide three-inch chilled water risers with isolation valves and capped outlets for Tenant’s point of connection for the 777-02 North ROFO Premises. If supplemental air conditioning systems are required, they shall be provided by Tenant at its sole cost. Landlord shall provide a system that allows for year-round cooling capability for the 777-02 North ROFO Premises.

5.
Landlord will provide a two-and-one half-inch hot water riser to extend down from the heat exchanger in the penthouse to heat the 777-02 North ROFO Premises with isolation valves and capped outlets to Tenant’s point of connection for the 777-02 North ROFO Premises.

6.
Landlord Sprinkler Main: if required based upon the capacity of the existing standpipe, Landlord shall design, permit and construct a fire sprinkler service main, including all controls and valves from the street or building riser to the 777-02 North ROFO Premises. The main line shall be capped inside the 777-02 North ROFO Premises and be sized to accommodate ordinary fire hazard coverage as required by the Town of Mount Pleasant for office occupancy.

Subsequent Landlord Work

1.
Ensure that all existing supply fans serving the 777-02 North ROFO Premises have variable frequency drives (“VFDs”) to modulate supply fan speed (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the supply fan VFDs such that they align with Tenant’s variable air volume (“VAV”) system serving the 777-02 North ROFO Premises).

2.
VFDs shall be provided for each return fan and controlled to interlock with the matched supply fan serving the 777-02 North ROFO Premises (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the return fan VFDs such that they align with Tenant’s VAV system serving the 777-02 North ROFO Premises).

3.
The HVAC system serving the 777-02 North ROFO Premises shall be capable of providing HVAC capacity of a minimum of 1.5 cubic feet per minute (“CFM”) per rentable square feet with adequate static pressure from existing air handlers serving the 777-02 North ROFO Premises that are either new or recently replaced. Replacement includes new coils, control valves and coil trim, drain pans and condensate piping and filter racks.

For purposes of clarity, Tenant (not Landlord) shall provide control points on AHUs and VAVs serving the 777-02 North ROFO Premises that are JCI compatible and connected to the tenant BMS system and Tenant shall ensure that Landlord has control capabilities into the tenant BMS system.

4.	Landlord shall remove any existing duct mounted humidifiers and reheat coils located in the penthouse serving the 777-02 North ROFO Premises.

5.
Provide overhead duct connections including fire smoke detectors in ductwork at the demising wall for the 777-02 North ROFO Premises. Landlord will provide main supply/return within the existing MEP shafts, if possible, for the 777-02 North ROFO Premises. Landlord will add a smoke fire damper for the 777-02 North ROFO Premises to be activated with the Building fire system.

6.
Ductwork serving the perimeter up-blast grilles from the catwalk level will be abandoned, the plenums removed and the floor penetrations filled with fire-rated construction meeting all applicable code requirements.

7.
Fill the floor air distribution holes with an acceptable floor fill materials and detail, and modify the existing conditions to adequately close and fire-rate all perimeter slab penetrations including maintaining the asbestos management program for asbestos containing material located on the floor below.

8.	Abandon existing below-floor air distribution and infill existing slab penetrations with fire rating assembly.

EXHIBIT K-3
777-01 NORTHEAST ROFO LANDLORD WORK
Unless otherwise expressly specified, the work described below applies only to the 777-01 Northeast ROFO Premises. The portion of the 777-01 Northeast ROFO Landlord Work described under “Subsequent Landlord Work” is subject to Section 10.1(c)(iii) of the Sixteenth Amendment.

Initial Landlord Work

1.	Landlord shall identify a location from which Tenant may extend electric service to the 777-01 Northeast ROFO Premises.

2.
The electric service to the 777-01 Northeast ROFO Premises shall be metered by the base building metering system. Electric meters, supplied by Landlord or Landlord’s agent at Tenant’s expense, will be used to separate the power usage dedicated to the 777-01 Northeast ROFO Premises only and will be installed by Landlord or Landlord’s agent at Tenant’s expense.

3.
Landlord will confirm the heating, cooling and that airflow capacity of each AHU unit serving the 777-01 Northeast ROFO Premises is capable of 1.5 CFM/SF via a baseline balancing report and forward the information to Tenant for its use.

4.
Landlord will provide three-inch chilled water risers with isolation valves and capped outlets for Tenant’s point of connection for the 777-01 Northeast ROFO Premises. If supplemental air conditioning systems are required, they shall be provided by Tenant at its sole cost. Landlord shall provide a system that allows for year-round cooling capability for the 777-01 Northeast ROFO Premises.

5.
Landlord will provide a two-and-one half-inch hot water riser to extend down from the heat exchanger in the penthouse to heat the 777-01 Northeast ROFO Premises with isolation valves and capped outlets to Tenant’s point of connection for the 777-01 Northeast ROFO Premises.

6.
Landlord Sprinkler Main: if required based upon the capacity of the existing standpipe, Landlord shall design, permit and construct a fire sprinkler service main, including all controls and valves from the street or building riser to the 777-01 Northeast ROFO Premises. The main line shall be capped inside the 777-01 Northeast ROFO Premises and be sized to accommodate ordinary fire hazard coverage as required by the Town of Mount Pleasant for office occupancy.

Subsequent Landlord Work

1.
Ensure that all existing supply fans serving the 777-01 Northeast ROFO Premises have variable frequency drives (“VFDs”) to modulate supply fan speed (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the supply fan VFDs such that they align with Tenant’s variable air volume (“VAV”) system serving the 777-01 Northeast ROFO Premises).

2.
VFDs shall be provided for each return fan and controlled to interlock with the matched supply fan serving the 777-01 Northeast ROFO Premises (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the return fan VFDs such that they align with Tenant’s VAV system serving the 777-01 Northeast ROFO Premises).

3.
The HVAC system serving the 777-01 Northeast ROFO Premises shall be capable of providing HVAC capacity of a minimum of 1.5 cubic feet per minute (“CFM”) per rentable square feet with adequate static pressure from existing air handlers serving the 777-01 Northeast ROFO Premises that are either new or recently replaced. Replacement includes new coils, control valves and coil trim, drain pans and condensate piping and filter racks.

For purposes of clarity, Tenant (not Landlord) shall provide control points on AHUs and VAVs serving the 777-01 Northeast ROFO Premises that are JCI compatible and connected to the tenant BMS system and Tenant shall ensure that Landlord has control capabilities into the tenant BMS system.

4.	Landlord shall remove any existing duct mounted humidifiers and reheat coils located in the penthouse serving the 777-01 Northeast ROFO Premises.

5.
Provide overhead duct connections including fire smoke detectors in ductwork at the demising wall for the 777-01 Northeast ROFO Premises. Landlord will provide main supply/return within the existing MEP shafts, if possible, for the 777-01 Northeast ROFO Premises. Landlord will add a smoke fire damper for the 777-01 Northeast ROFO Premises to be activated with the Building fire system.

6.
Ductwork serving the perimeter up-blast grilles from the catwalk level will be abandoned, the plenums removed and the floor penetrations filled with fire-rated construction meeting all applicable code requirements.

7.
Fill the floor air distribution holes with an acceptable floor fill materials and detail, and modify the existing conditions to adequately close and fire-rate all perimeter slab penetrations including maintaining the asbestos management program for asbestos containing material located on the floor below.

8.	Abandon existing below-floor air distribution and infill existing slab penetrations with fire rating assembly.

EXHIBIT L
777 C-LEVEL 777C04 LANDLORD WORK

[IMAGE]

EXHIBIT M
777-SL1 SURRENDER PREMISES DEMISING WALL

[IMAGE]

EXHIBIT N
INTENTIONALLY OMITTED

EXHIBIT O
INTENTIONALLY OMITTED

SCHEDULE I

EXHIBIT P

Tenant shall with respect to any full calendar year(s) have the right to elect to arrange or provide Tenant’s own internal security services, internal janitorial services, and/or internal maintenance and repair services, as Tenant elects (the “Excluded Services”) at Tenant’s option for the 735 Building, the 745 Building, the 755 Building and/or the 767 Building (but only to the extent Tenant leases such elected Building(s) in their entirety) (such elected Building(s), the “Excluded Services Premises”) provided that Tenant gives Landlord notice by November 1 of any calendar year, effective as of January 1 of the next calendar year, of such election (an “Excluded Services Notice”).

Tenant may not give an Excluded Services Notice for internal maintenance and repair services, except to the extent that such internal maintenance and repair services only affect areas within the Excluded Services Premises and do not affect (a) any structural portions of the Buildings, including the exterior walls, roof or foundation of the Buildings or (b) the exterior of the Buildings.

Starting on the first January 1 that occurs at least two months after Landlord receives any Excluded Services Notice (an “Excluded Services Date”), Landlord shall: (e) have no obligation to provide any Excluded Services in the Excluded Services Premises; and (f) for purposes of this Lease, exclude the cost of such Excluded Services from the corresponding CAM Pools for the Excluded Services Premises.

In the event Tenant elects to assume any Excluded Services, Tenant shall (m) at Tenant’s sole cost and expense, procure and maintain contracts, with copies of the same and of any related records furnished promptly to Landlord after execution thereof, in customary form and substance for, and with contractors specializing and experienced in, the repair and maintenance of the equipment and improvements related to such Excluded Services and (n) be responsible for any and all termination and/or severance costs incurred by Landlord under its then-existing service contracts for the Excluded Services in order to transfer such repair and maintenance obligations to Tenant; provided, however, that if such contracts are assignable with respect to services relating only to the Excluded Services Premises, then Landlord will reasonably cooperate (at Tenant’s sole cost and expense) to assign such contracts from Landlord to Tenant, if Tenant so elects. Notwithstanding the foregoing, in the event Landlord determines (in its reasonable discretion) that Tenant is not repairing and maintaining the improvements or equipment in accordance with Tenant’s obligations under this Exhibit and Section 19.2 of the Lease, Landlord may provide Tenant with a written notice specifying which equipment or improvements Tenant is not maintaining and repairing pursuant to this Exhibit and Section 19.2 of the Lease. Tenant shall have thirty (30) days upon receipt of such notice to cure all failures set forth in such notice. In the event Tenant does not cure such failures within such thirty (30) day period, Landlord may (but shall not be obligated to), upon written notice to Tenant, revoke Tenant’s right to repair and maintain the equipment or improvements listed in such notice and take on such repair and maintenance obligations (including procurement of any such service contracts) in the manner set forth in Section 19.1 of the Lease and, in such event, all costs associated with such repair and maintenance (including procurement of any such service contracts) shall constitute Operating Expenses and shall be included in the appropriate CAM Pool. Notwithstanding anything to the contrary in the Lease, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services or any other services provided by the equipment in which Tenant elects (and therefore is responsible) to maintain and repair pursuant to an Excluded Services Notice.

Tenant may at any time (by giving at least two (2) months’ prior written notice, effective on the next January 1 after the date of such notice) revoke any Excluded Services Notice. After any such revocation, Tenant may not give another Excluded Services Notice for a year. Any Excluded Services Notice (or its revocation) may relate to any one or a combination of the following: (w) all internal security; (x) all janitorial; (y) all internal maintenance and repair services; or (z) all of items (w), (x) and (y).